Exhibit 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 03/29/03

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bodoh
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 2
     ------------
                     Weekly Cash Summary                                 Page 3
     ------------
                     Accounts Receivable Rollforward                     Page 4
     ------------
                     Accounts Payable Rollforward                        Page 5
     ------------
                     Officer & Director Pay                              Page 6
     ------------
                     Closed Bank Accounts                                Page 7
     ------------
                     Balance Sheet                                       Page 8
     ------------

and they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      04/08/03                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone



Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity

                                                                 4-Weeks Ended
                                                                    3/29/03
                                                             -------------------
Cash Summary (3) (4)

Beginning Cash Balance                                                $ 59,257,940

+ Total Receipts                                                         $ 454,333
- Total Disbursements                                                    1,863,903
                                                              ---------------------
                   Net Cash Activity                                  $ (1,409,570)

Cash Balance before Debt                                              $ 57,848,370
Net Fleet Activity                                                               -
                                                              ---------------------
                 Ending Cash Balance                                  $ 57,848,370

Fleet Retail Finance Debt Activity Summary (4)
Beginning Revolver Balance                                                     $ -
+/- Total Facility Activity (5)                                                  -
                                                              ---------------------
             Ending Revolver Balance                                           $ -

Attached Schedules
Schedule Name                                                         Page
Schedule A - Weekly Cash Summary                                       3
Schedule B - Accounts Receivable Rollforward                           4
Schedule C - Accounts Payable Rollforward                              5
Schedule D - Officer and Director Pay                                  6
Schedule E - Closed Bank Accounts                                      7
Schedule F - Balance Sheet                                             8


(1) The Operating Report covers the period of March 02, 2003 through
March 29, 2003(end of fiscal March) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 3) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

                                                                            March Cash Activity
                                              3/7/03            3/14/03           3/21/03            3/28/03            Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                                        $ -               $ -                $ -               $ -               $ -
+ Credit/Debit Card Receipts                             -                                                                        -
+ AR & 3rd Party Receipts                           38,523           118,265             11,691           191,707           360,186
+ Other Receipts (2)                                28,753            22,362             22,332            20,700            94,147
                                        --------------------------------------------------------------------------------------------
                      Total Receipts              $ 67,276         $ 140,627           $ 34,023         $ 212,407         $ 454,333

- AP & Vendor Payments                            $ 90,024          $ 31,847           $ 59,925         $ 115,670         $ 297,466
- Non-Merchandise Payments                          37,309           123,170             56,645            30,963           248,087
- Total Payroll                                     60,948            20,748             19,461         1,217,193         1,318,350
                                        --------------------------------------------------------------------------------------------
                 Total Disbursements             $ 188,281         $ 175,765          $ 136,031       $ 1,363,826       $ 1,863,903

                                        --------------------------------------------------------------------------------------------
Net Operating Cash Activity                     $ (121,005)        $ (35,138)        $ (102,008)     $ (1,151,419)     $ (1,409,570)
                                        --------------------------------------------------------------------------------------------

Pre-Debt Cash Summary
Beginning Cash Balance                        $ 59,257,940      $ 59,136,935       $ 59,101,797      $ 58,999,789      $ 59,257,940
+/- Net Cash Activity                             (121,005)          (35,138)          (102,008)       (1,151,419)       (1,409,570)
                                        --------------------------------------------------------------------------------------------
            Cash Balance before Debt          $ 59,136,935      $ 59,101,797       $ 58,999,789      $ 57,848,370      $ 57,848,370

Fleet Activity
+ Weekly Borrowings                                    $ -               $ -                $ -                                 $ -
- Weekly Paydown                                         -                 -                  -                                   -
                                        --------------------------------------------------------------------------------------------
                  Net Fleet Activity                   $ -               $ -                $ -               $ -               $ -

                                        --------------------------------------------------------------------------------------------
Cash Balance After Debt                       $ 59,136,935      $ 59,101,797       $ 58,999,789      $ 57,848,370      $ 57,848,370
                                        --------------------------------------------------------------------------------------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)                         $ -               $ -                $ -               $ -               $ -
+/- Net Fleet Activity                                   -                 -                  -                 -                 -
+/- Fleet Fees & Adjustments                             -                 -                  -                 -                 -
+/- Changes in LOCs                                      -                 -                  -                 -                 -
                                        --------------------------------------------------------------------------------------------
          Ending Revolver Balance (3)                  $ -               $ -                $ -               $ -               $ -


(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)

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
Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         4-Weeks Ended
                                                                            3/29/03
                                                               ----------------------------------
Rollforward


Beginning Balance as of 03/02/2003                                           $ -

+ Sales on Account                                                           $ -
- Collections/Adjustments                                                      -
                                                               ------------------
             Net Change in Receivables                                       $ -

Ending Receivables Balance                                                   $ -


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                                    $ -            0.0%
31-60 Days                                                                     -            0.0%
61-90 Days                                                                     -            0.0%
Over 90 Days                                                                   -            0.0%
                                                               ----------------------------------
                                 Total                                       $ -            0.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor, Inc
Schedule C-Accounts Payable Rollforward


                                                             4-Weeks Ended
                                                                3/29/03
                                                   ----------------------------------
Rollforward


Beginning Balance as of 03/02/03 (1)                    $ (5,651,596)

+ New Credit                                             $ 4,598,930
- Checks Cut                                              (4,498,706)
- Payments Received from Vendors                             284,350
                                                   ------------------
                Net Change in Payables                     $ 384,574

Ending Payables Balance (2)                             $ (5,267,022)


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                                   $ 73,248           -1.4%
31-60 Days                                                    12,238           -0.2%
61-90 Days                                                     1,000            0.0%
Over 90 Days                                              (5,353,508)         101.6%
                                                   ----------------------------------
                                 Total                  $ (5,267,022)         100.0%



(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule D-Officer and Director Pay

                             3/7/03         3/14/03           3/21/03           3/28/03             Total
                       -------------------------------------------------------------------------------------------

Non-Officer               $ 52,185          $ 11,985          $ 10,698          $ 133,430         $ 208,298
Officers                     8,763             8,763             8,763          1,083,763         1,110,052
                     -------------------------------------------------------------------------------------------
Total Payroll             $ 60,948          $ 20,748          $ 19,461        $ 1,217,193       $ 1,318,350






Phar-Mor, Inc
Schedule E-Closed Bank Accounts

Financial Institution         Entity        Account Name         Account Number        Date

                              No accounts closed during March 2003


Phar-Mor, Inc
Schedule F-Balance Sheet



PHAR-MOR, INC. AND SUBSIDIARIES (DEBTOR-IN-POSSESSION) )
CONSOLIDATED STATEMENT OF NET LIABILITIES IN LIQUIDATION (LIQUIDATION BASIS)
(in thousands)
                                                                                            As of
                                                                                           3/29/03
ASSETS
Cash and cash equivalents                                                                        57,869
Accounts receivable - net                                                                           494
Prepaid expenses                                                                                    617
Other assets                                                                                      1,021
                                                                                       -----------------

Total assets                                                                                     60,001

 LIABILITIES
Liabilities subject to compromise - unsecured claims                                            182,995
Liabilities subject to compromise - unsecured payments                                           (3,952)
Liabilities subject to compromise - priority and administrative claims                           18,503
Accounts payable                                                                                  4,838
Accrued expenses                                                                                  5,972
Reserve for estimated costs during the liquidation                                                1,803
Self insurance reserves                                                                              48
                                                                                       -----------------

Total liabilities                                                                               210,207
                                                                                       -----------------

Net liabilities in liquidation                                                                  150,206
                                                                                       =================

